Exhibit 99.1

                               [GRAPHIC OMITTED]

                            SELIGMAN NEW TECHNOLOGIES
                                     FUND II

                               Quarterly Booklet

                                   MARCH 2004

This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Seligman New Technologies Fund II is closed to new investment. This material is not an offer, or a solicitation of an offer, to purchase any securities or other financial instruments, and should not be so construed. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.

The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis. For more information about the limited liquidity available, please consult the offering prospectus.

Please keep in mind there is no guarantee as to the accuracy of market forecasts contained herein. Opinions, estimates and forecasts may be changed without notice. Past performance is not a guarantee of future results.

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

            I.    PORTFOLIO MANAGER COMMENTARY

            II.   TOP PRIVATE HOLDINGS PROFILES

            III.  PERFORMANCE AND PORTFOLIO ANALYSIS

            IV.   INVESTMENT GROUP


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

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                       ----------------------------------


                               PORTFOLIO MANAGER
                                   COMMENTARY


                       ----------------------------------
















--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

            Manager Commentary
            --------------------------------------------------------------------

            Public Technology Market Analysis

            The US economy recovery gained momentum in the first quarter and we continue to be optimistic about a technology spending recovery in 2004 and 2005. We think technology spending is more than ever tightly tied to the corporate capital expenditure cycle. We believe that as companies see improvement in their earnings and cash flows they will begin to increase expenditures, and spending on technology, which has grown to a significant percentage of overall capital expenditure, should rise commensurably.

            While much of this spending will be driven by the reinstatement of projects that had been planned before, and subsequently put off during the tech downturn, companies are starting new cost-focused strategic projects:

            o     Smaller projects to add to existing investments.

            o Projects that have rapid return on investment, such as investing in business intelligence tools. These have low initial investment costs and potentially rapid paybacks

            o Long-term strategic investments. We have been seeing, for example, larger deals show up in the pipelines of the application software vendors.

            To date, the recovery in technology spending has been driven primarily by consumers and small/mid-size business spending. Large corporations have so far taken a more cautious view regarding new spending. We are beginning, however, to see larger companies initiate tech projects with target dates in the second half of 2004.

            An important characteristic of the current spending cycle that we have not seen in the past is the lack of a driver of broad-based spending. While no one new technology driver has emerged, we are closely watching some interesting underlying trends. These include:

            o Wireless data ubiquity. By this, we mean the ability to have access to all of your data, whether it is instant messages, e-mail, stock quotes, or corporate data - no matter where you are.

            o New mobile processors. We believe these will invigorate the PC market as sales shift away from desktops toward better-profit-margin laptops.

            o Enhanced current generation and next generation mobile phones. We expect more new network rollouts later this year and a spate of new products and services in 2005.

            o Broadband to the home. While pricing remains an obstacle, penetration is improving. Broadband improves the experience of using the Internet by reducing response times, leading to a richer and more real-time environment that should improve the utilization of business services on the web, such as Internet banking, online bill pay, grocery shopping, and video/DVD rentals.

            o IT Security. As more and more business takes place on the web, the need to ensure that data is safe and that viruses and hacker attacks cannot disrupt operations will become more critical.


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SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

            Private Technology Market Analysis

            After several years of severe IPO draught, the venture industry has recently begun to see a significant increase in activity. While this is an encouraging sign, it is important that this increase in activity be taken in context.

            First, the IPO market is heavily dependent on the performance of equities overall. Many of the companies that have filed or gone public recently made those decisions during the NASDAQ rallies of January and February. If the tech market does not perform up to expectations, this level of IPO activity could erode.

            Second, we believe some investment bank underwriters, eager for fees, can be willing to push a good thing too far. Some of the recent tech IPO filings are considerably more speculative than those that went public just a few months ago. We think many of these companies could find it harder than they expect to sell shares at favorable prices and then maintain those prices in the after-market.

            Third, venture investments are typically locked up for at least six months after an IPO. In a booming market, some investors may be allowed to sell in a secondary offering alongside the company, but in a normal or lukewarm market - more like the one we're in now - that is the exception rather than the rule. With the standard 180-day lockup, venture funds often see their companies' share prices decline as the lockup expiration date approaches and may also have difficulty selling their shares well afterward, depending on liquidity issues.

            Fourth and last, the cloud that often accompanies the silver lining of IPOs is the venture industry's tendency to watch the market with one eye while overseeing new investments with the other. Buoyant IPO conditions too frequently allow entrepreneurs to demand higher valuations and more dollars than reality, in our opinion, warrants, and too often induce venture investors to accede to those demands. We believe we must be wary of that syndrome now, though it will be challenging given the approximately $70 billion of capital committed to venture firms but not yet invested that continues to hang over the market.

            Venture Capital Pricing Policy

            J. & W. Seligman & Co. Incorporated (the "Manager") will change the fair value of a security in the portfolio based on an analysis of the information available to it. In particular, in determining fair value, the Manager places great emphasis on the financial and business condition of the venture capital companies relative to their respective business plans. In addition to changes resulting from analysis of the venture capital company's success in meeting its model, the Manager will review the fair value of a security when the Manager becomes aware of new information (whether internal or external to the venture capital company) affecting the venture capital company's ability to generate shareholder value.

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                       ----------------------------------


                                   TOP PRIVATE
                                HOLDINGS PROFILES


                       ----------------------------------























--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

            Top 10 Private Holdings (as of 3/31/04)

                                              ----------------------------------
                                              Headquarters: Herndon, VA
            TruSecure Corp.                   Founded: 1989
            --------------------------------- www.trusecure.com
                                              Industry/Sector: Digital Enabling
                                              Technologies
                                              ----------------------------------

            Company Description:

                  TruSecure helps organizations ensure the security of critical business information assets.

                  TruSecure is a security intelligence and services provider, offering enterprise risk management services. TruSecure's blend of proactive risk reduction with real-time security management, monitoring and response helps assure continuous security of critical business information assets.

                  TruSecure assists more than 700 customer sites in over 30 countries around the world with operations in North America, Central America, Europe, and Asia Pacific. TruSecure provides a comprehensive suite of services - Security Assurances Services, Enhanced Services, and Managed Security Services - that help organizations pragmatically manage risk. Their methodology combines a comprehensive framework that intelligently integrates proactive risk reduction strategies with real-time security management technologies.

                                              ----------------------------------
                                              Headquarters: Lexington, MA
            MarketSoft Corporation            Founded: 1998
            --------------------------------- www.marketsoft.com
                                              Industry/Sector: Digital Enabling
                                              Technologies
                                              ----------------------------------

            Company Description:

                  MarketSoft provides solutions that potentially drive new sources of revenue by connecting marketing activity with sales results. MarketSoft offers vertical industry solutions to help companies better acquire, cross sell, and retain customers. These solutions are built on an innovative distributed architecture specifically designed for the extended enterprise and an award-winning product platform that potentially increases marketing effectiveness, reduces operating costs, accelerates revenue conversion, and improves visibility across organizational boundaries.

                  MarketSoft facilitates potential revenue growth by organizing and automating the business processes between Marketing, Customer Service, Sales, business lines and delivery channels according to each of their customer's business rules.

                  MarketSoft's acquisition, cross sell and retention solutions are built upon a DemandMore* Revenue(TM) suite and powered by their distributed rules engine platform.

                  MarketSoft clients employ the DemandMore*Revenue(TM) suite as a complete revenue process management solution for customer acquisition, cross sell, and retention.

                  MarketSoft has over 45 Fortune 1000 clients largely from Financial Services and High Tech. Ten of their customers are repeat buyers. Six have purchased three or more solutions from MarketSoft.

                                              ----------------------------------
                                              Headquarters: San Mateo, CA
                                              Founded: 1998
            Vividence Corporation             www.vividence.com
            --------------------------------- Industry/Sector: Digital Enabling
                                              Technologies
                                              ----------------------------------

            Company Description:

                  Vividence is a provider of customer experience market research. Leveraging proprietary technology and comprehensive research panels, Vividence attempts to capture a complete picture of users' behaviors, thoughts and attitudes online. Their custom research provides insights and recommendations for businesses acquiring, converting, or serving customers through the web. Their vertical-focused, syndicated research provides comparative data on industry trends and best practices.

                  Vividence's customer experience evaluation methodology intercepts live users or sends actual or target customers to any Web site. Participation takes place in the users' natural environment. Panelists use the Vividence Connector and Internet Explorer browser to accomplish specific tasks on the site(s), answering questions and offering spontaneous qualitative feedback. Vividence collects qualitative, quantitative and behavioral data and delivers performance metrics via CustomerScope(TM), a web-based reporting and analysis tool.

                  Vividence technology can be used to evaluate a client's beta or live site - or a competitor's live site - all without IT involvement or software installations. Clients can use Vividence tools directly or leverage custom or syndicated research programs. A typical custom evaluation includes a sample of 200 to 800 users, consisting of either a client's actual customers or target members of the 160,000-person Vividence Research Panel. Vividence consultants interpret site performance metrics, making recommendations for high-impact improvements. A typical syndicated study spans multiple websites, gathering feedback from thousands of users to draw robust industry conclusions.

                  More than 250 customers, and more than 100 of the Fortune 1000 use Vividence.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

                                          --------------------------------------
                                          Headquarters: Fort Lauderdale, FL
            GMP Companies, Inc.           Founded: 1999
            ----------------------------- www.gmpcompanies.com
                                          Industry/Sector: Other -- Medical
                                          Technologies
                                          --------------------------------------

            Company Description:

                  GMP Companies, Inc. is a global healthcare company that seeks to acquire, develop and commercialize medical technologies. These technologies are typically licensed from academic medical centers, individual inventors, research institutions and partner companies. Through the Company's two areas of focus, medical technology and biotechnology, it is developing and commercializing various medical products relating to the treatment and care of patients with medical conditions including diabetes, glaucoma, genetic diseases, cardiovascular diseases, cancer, immunologic diseases and neurologic disorders.

                  The Company has established a fully integrated infrastructure that offers each business unit a direct connection to resources and expertise that spans medicine, science, engineering, law, business and more. The Company's approach reduces the organizational, administrative and financial burdens on individual business units, freeing innovators to concentrate on their research activities. Using a "research bench to patient" approach attempts to ensure that every aspect of the process is shepherded by experts in each functional area, which the Company believes increases the probability of success.

                                          --------------------------------------
                                          Headquarters: Kanata, Ontario, Canada
            Catena Networks, Inc.         Founded: 1998
            ----------------------------- www.catena.com
                                          Industry/Sector: Broadband and Fiber
                                          Optics
                                          --------------------------------------

            Company Description:

                  On February 19, 2004, CIENA Corporation (Ticker: CIEN), announced the execution of a definitive agreement to acquire Catena Networks, Inc. On May 3, 2004, CIENA announced the completion of this acquisition.

                  In the Catena transaction, CIENA acquired all outstanding shares of Catena's common and preferred stock, and assumed all outstanding employee stock options in exchange for approximately 75.9 million shares of CIENA's common stock.

                  For accounting purposes, the value of this transaction was determined using a five-day average of the closing price of CIENA's common stock beginning on February 17, 2004, two trading days prior to CIENA's announced intention to acquire the companies. The majority of the CIENA common shares issued in the transactions were not subject to lock-up provisions and therefore were freely tradable effective with the close.

                                          --------------------------------------
                                          Headquarters: San Jose, CA
            Nextest Systems Corp.         Founded: 1997
            ----------------------------- www.nextest.com Industry/Sector: Other
                                          --------------------------------------

            Company Description:

                  The company has filed a registration statement with the SEC to register its shares in connection with a planned public offering. There can be no assurances when and if such initial public offering will be consummated.

                  Nextest Systems Corporation is a low-cost provider in the design and manufacturing of Automatic Test Equipment for non-volatile memory, micro-controllers, ASIC and system-on-a-chip semiconductors. The Company's products address the growing demand for increased speeds, reliability, functionality and capacity, while reducing time to market and the cost of test. Nextest has over 900 systems installed worldwide with over fifty customers.

                  Nextest Systems' research and development, marketing, worldwide sales, customer support, and manufacturing are located in San Jose, California, at the heart of the Silicon Valley. The Company addresses its customer base with a combination of direct sales efforts augmented by use of manufacturer's representatives. Manufacturing is extensively subcontracted to outside suppliers, providing Nextest with the production capacity and flexibility to handle customer requirements.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

                                            ------------------------------------
                                            Headquarters: Sunnyvale, CA
            Blue Pumpkin Software, Inc.     Founded: 1997
            ------------------------------- www.bluepumpkin.com
                                            Industry/Sector: Digital Enabling
                                            Technologies
                                            ------------------------------------

            Company Description:

                  Blue Pumpkin offers workforce optimization solutions. The integrated Blue Pumpkin Workforce Optimization Suite enables companies to establish measurable goals, develop long-term staffing plans, deploy resources, manage employee performance, evaluate the results, and implement on-going improvements. Addressing a broad range of key business challenges with both technology and professional services, the Company seeks to help their customers achieve higher profitability, increased customer satisfaction, and improved employee productivity.

                  Founded in 1997, Blue Pumpkin solutions are used by more than 1,000 organizations worldwide. Their customers include many Global 2000 companies from several market sectors including financial services, outsourcers, communications, travel, technology, manufacturing, consumer goods, utilities, healthcare, and government.

                                                  ------------------------------
            Asia Internet Capital Ventures, L.P. Headquarters: Hong Kong, China ------------------------------------- Founded: 1999
                                                  Industry/Sector: Fund of Funds
                                                  ------------------------------

            Company Description:

                  Asia Internet Capital Ventures L.P. ("AICV") is a venture capital fund organized under Delaware law. It was established in September 1999 and is focused on eLogistics, Multimedia, Technology and financial services in Asia. Professionals at the company believe that the future of the Greater China Region (China, Taiwan and Hong Kong) will be positive, especially taking into account the long-term growth opportunities associated with China's entry to the WTO. Its joint venture partners are Shanghai Municipal Governments' Venture Capital subsidiary and Fudau University.

                                            ------------------------------------
                                            Headquarters: London, United Kingdom
            Tower Gate PLC                  Founded: 2000
            ------------------------------- www.tower-gate.com
                                            Industry/Sector: Fund of Funds
                                            ------------------------------------

            Company Description:

                  Shares of Tower Gate plc were acquired as a result of a merger with another small advisory firm. The merger resulted in no immediate equity dilution to far blue plc shareholders.

                  Tower Gate PLC is an independent, specialist investment bank that provides advisory, private equity and investment services to a rapidly growing client base of institutions, corporates, entrepreneurs and high net worth individuals.

                  The Tower Gate team combines blue chip backgrounds with first hand entrepreneurial experience.

                  Although the Company is active across many sectors and disciplines, their core strengths lie in:

            o Corporate Finance - advice on private placings, institutional fund raising, mergers, acquisitions, divestitures, MBOs, MBIs, and turnarounds.

            o Private Equity - providing advice to both institutions and individuals investing in the venture capital asset class both in the primary and secondary markets.

            o Investment - investing funds into high risk opportunities that offer significant returns such as company creations and distressed company situations.

            o Fund Management - managing portfolios on behalf of institutions and individuals.

            Tower Gate also owns far blue, a company that specializes in intellectual property exploitation and early stage advisory services and investment.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

                                                -------------------------------
                                                Headquarters: Newton Center, MA
            GrandBanks Capital                  Founded: 2000
            ----------------------------------- www.grandbankscapital.com
                                                Industry/Sector: Fund of Funds
                                                -------------------------------

            Company Description:

                  GrandBanks Capital (GBC) was co-founded and sponsored by SOFTBANK Corp. and Mobius Venture Capital (formerly SOFTBANK Venture Capital) to support their early-stage investment activities on the east coast of the United States. With headquarters outside Boston and an office in New York City, GBC possesses extensive experience in information technology, Internet and communications, media and financial services, and semiconductor technologies, having funded and managed many companies.

                  GrandBanks Capital invests in early stage companies located primarily in the eastern part of the United States and operating principally in the areas of Internet infrastructure, software and software services, security and storage applications, media technologies and services, financial technologies and services, and wireless technologies and services.

Company descriptions are taken from the Company's web site. Neither Seligman nor its affiliates make any representation regarding the truth or accuracy of those descriptions.


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

--------------------------------------------------------------------------------















                       ----------------------------------


                                PERFORMANCE AND
                               PORTFOLIO ANALYSIS


                       ----------------------------------
















--------------------------------------------------------------------------------

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------


            Performance & Portfolio Analysis (3/31/04)
            -----------------------------------------------------------------------------------------------------------------------

            ------------------------
            New Technologies Fund II  Inception Date: 06/22/2000
            ------------------------  ---------------------------------------------------------------------------------------------

            -----------------
            Portfolio Returns
            -----------------

                                                                                              Goldman                  Goldman
                                                                        Fund                   Sachs                    Sachs
                                                                    Performance             Tech Index             Blended Index(1)
            =======================================================================================================================
            Cumulative Total Return Since Inception                    -79.3%                  -62.2%                  -67.5%
            -----------------------------------------------------------------------------------------------------------------------
            Average Annual Return Since Inception                      -34.1%                  -22.7%                  -25.7%
            -----------------------------------------------------------------------------------------------------------------------
            One Year Total Return                                       54.2%                   53.3%                   79.3%
            -----------------------------------------------------------------------------------------------------------------------
            YTD Total Return                                             4.4%                   -1.1%                    3.6%
            -----------------------------------------------------------------------------------------------------------------------

            --------------------------
            Sector Analysis (% of NAV)
            --------------------------

                                                                       Public                  Private                  Total
            =======================================================================================================================
            Broadband and Fiber Optics                                   1.1%                    2.8%                    3.9%
            -----------------------------------------------------------------------------------------------------------------------
            Digital Enabling Technologies                                5.6%                   13.9%                   19.5%
            -----------------------------------------------------------------------------------------------------------------------
            Enterprise Business Infrastructure                          23.2%                    0.9%                   24.1%
            -----------------------------------------------------------------------------------------------------------------------
            Internet Business-to-Consumer                                3.3%                    0.0%                    3.3%
            -----------------------------------------------------------------------------------------------------------------------
            Wireless                                                     0.5%                    0.5%                    1.0%
            -----------------------------------------------------------------------------------------------------------------------
            Other                                                       41.4%                    6.8%                   48.2%
            -----------------------------------------------------------------------------------------------------------------------
            Total                                                       75.1%                   24.9%                  100.0%
            -----------------------------------------------------------------------------------------------------------------------

            Top Holdings
            -----------------------------------------------------------------------------------------------------------------------

            ----------------------                           -----------------------             -------------------------------
            Top 10 Public Holdings                           Top 10 Private Holdings             Venture Capital Advance/Decline
            ----------------------                           -----------------------             Information(2)
                                                                                                 -------------------------------
            (Represents 24.5% of Net Assets)                 (Represents 22.2% of Net Assets)
            ==========================================       ================================
            Computer Associates International                TruSecure                           Since 12/31/03             # of Cos
            ------------------------------------------       --------------------------------    -----------------------------------
            Synopsys                                         MarketSoft                          Advancing Issues                4
            ------------------------------------------       --------------------------------    -----------------------------------
            Symantec                                         Vividence                           Declining Issues                4
            ------------------------------------------       --------------------------------    -----------------------------------
            Amdocs                                           GMP Companies
            ------------------------------------------       --------------------------------    -----------------------------------
            Quest Diagnostics                                Catena Networks                     Active Investments(3)          28
            ------------------------------------------       --------------------------------    -----------------------------------
            Microsoft                                        Nextest Systems
            ------------------------------------------       --------------------------------
            Autodesk                                         Blue Pumpkin Software
            ------------------------------------------       --------------------------------
            Marvell Technology                               Asia Internet Capital Ventures
            ------------------------------------------       --------------------------------
            Take-Two Interactive Software                    Tower Gate PLC
            ------------------------------------------       --------------------------------
            Laboratory Corporation of America Holdings       GrandBanks Capital
            ------------------------------------------       --------------------------------

            --------------------------------
            Venture Capital Liquidity Events
            --------------------------------

            Completed IPOs Since Inception                           2
            -----------------------------------------------------------
            Companies Acquired by
            Third Party Since Inception                              7
            -----------------------------------------------------------
            Companies Currently in
            SEC Registration                                         0
            -----------------------------------------------------------
            Total Private Investments
            Since Inception                                         44
            -----------------------------------------------------------

            -----------------------------------------------------------
            Failed Investments(4)                                   12
            -----------------------------------------------------------

            ----------------------------------------
            Venture Capital Private Funding Analysis
            ----------------------------------------

                                                                       Percent of Net Assets
            --------------------------------------------------------------------------------
            Private Securities                                                  24.9%
              Private Securities Funded to Break-Even(5)                        21.3%
              Private Securities Subject to Financing Risk(6)                    3.6%
            --------------------------------------------------------------------------------
            Average Months Remaining Cash for Operations
            (for Private Securities Subject to Financing Risk)                   8.7
            --------------------------------------------------------------------------------

See footnotes on page 12. This page and the information contained herein cannot be reviewed, discussed or shown unless accompanied by the footnotes contained on page 12 of this Quarterly Booklet.


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

SELIGMAN NEW TECHNOLOGIES FUND II
--------------------------------------------------------------------------------

            Footnotes
            --------------------------------------------------------------------

            Performance data quoted herein represents past performance. Past performance is no guarantee of future results.

            The Seligman New Technologies Fund II is a closed-end fund and shareholders are not able to redeem their shares on a daily basis.

            Returns for the Fund assume the reinvestment of all dividends and distributions. Returns are calculated based on the net asset value and with the effect of the initial 5.2% maximum sales charge. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. In addition, an investment in the Fund involves investment risks, including the possible loss of principal. Total returns of the Fund as of the most recent month-end will be made available at www.seligman.com by the seventh business day following that month-end.

            For more information, including a prospectus that contains information about fees, expenses and risks, please contact your financial advisor.

            The Fund is actively managed and its respective holdings are subject to change.

            The Fund invests primarily in the stock of technology companies, including private companies typically not available to the general public. This venture capital investing is highly speculative. Additionally, such stocks may be subject to increased government regulation and offer limited liquidity. Investments concentrated in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. The stocks of smaller companies may be subject to above-average market price fluctuations. Please consult the Fund's prospectus for more information about risk.

            Investors cannot invest directly in unmanaged indices, such as the Goldman Sachs Technology Index. Returns for the Goldman Sachs Technology Index assume the reinvestment of any distributions and do not include sales charges. The Goldman Sachs Technology Index reflects the performance of publicly traded companies only.

            (1)   The Goldman Sachs "Blended" Index is an index created by
                  J. & W. Seligman & Co. Incorporated ("Seligman"), the Funds' manager, using four of the six sub-indices within the Goldman Sachs Technology Index. The Blended Index consists of a twenty-five percent equal weighting in the following Goldman Sachs Technology Index sub-indices: Goldman Sachs Software Index (Symbol: GSO); Goldman Sachs Internet Index (Symbol:
                  GIN); Goldman Sachs Multimedia Networking Index (Symbol: GIP); and Goldman Sachs Semiconductor Index (Symbol: GSM). The Manager selected these four sub-indices because, in its view, they better represent the sectors within the technology industry in which the Funds primarily invest. The Funds' holdings, however, are not evenly weighted among these four sectors, and the weightings of the holdings of either or both Funds may differ significantly among these sectors. Material investments have been and may be made outside these sectors. The Funds are actively managed and their holdings are subject to change.

            (2) An advancing issue is a company whose valuation has increased since the last reporting period for reasons including, but not limited to, new rounds of financing, revised financial projections, exchange rate fluctuations and exceeding performance expectations. Similarly, a declining issue is one whose valuation has decreased since the last reporting period.

            (3)   Includes companies that are funded to break-even (see footnote
                  5), not funded to break-even (see footnote 6), failed investments that have not declared bankruptcy (see footnote
                  4), fund of fund investments, and public holdings originated from private investments.

            (4) Includes those companies that have filed for bankruptcy and those companies that Seligman believes will imminently file for bankruptcy or have reduced their operations to the extent that there can be no meaningful business going forward.

            (5) Seligman evaluates each private company in the portfolio and determines whether, in its view, a company may reach break-even/profitability with existing capital. If a company is classified as "Funded to Break-Even" it means that it is able, in the opinion of Seligman, to fund its operations without additional outside financing. That determination may differ significantly from the view of the company itself and from actual results. There can be no assurances that such companies will actually break-even or remain or become profitable.

            (6) Those companies that, in the opinion of the Seligman, do not currently have sufficient capital to reach break-even.

            This material is authorized for use only in the case of a prior or concurrent delivery of the offering prospectus for Seligman New Technologies Fund II. Prospectuses contain more complete information, including expenses, fees, and additional risks. The Fund is closed to new investment. For the most recent available performance of the Fund, please contact your financial advisor or call Seligman Advisors, Inc. at 800-221-2783.

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                                INVESTMENT GROUP


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SELIGMAN NEW TECHNOLOGIES FUND II
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            [PHOTO]

            Thomas Hirschfeld

            Managing Director (New York)

            Joined Seligman: 2001

            Investment Experience: 15 years

            Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II. Heads Seligman's Venture Capital effort.

            Prior Experience:

            General Partner, Patricof & Co. Ventures. Vice President, Investment Banking at Salomon Brothers. Assistant to the Mayor of New York City.

            Education: BA (Classics) - Harvard; MA (Economics, Politics) -
            Oxford

            Private Industry Coverage: Software (Mainframe/ Platform/ Utilities, Applications/ Security)

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            [PHOTO]

            Richard M. Parower, CFA

            Senior Vice President (New York)

            Joined Seligman: 2000

            Investment/Industry Experience: 10 years

            Co-Portfolio Manager for Seligman New Technologies Fund and Seligman New Technologies Fund II and Seligman New Technologies Venture Fund and Seligman New Technologies Venture Fund II. Also manages Seligman Global Technology Fund.

            Prior Experience: Senior Analyst covering Global IT at Citibank Global Asset Management Senior Analyst with Montgomery Asset Management. Securities Analyst with GT Capital Management and Cowen Asset Management.

            Education: BA (Economics) - Washington University; MBA (Finance/International Business) - Columbia

            Public Industry Coverage: Software (Applications & Security), Technology Services

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            [PHOTO]

            Lauren Wu

            Vice President/ CFO-Venture Capital Investment (California)

            Joined Seligman: 2001

            Investment Experience: 6 years

            Prior Experience: Associate, Wasserstein Ventures. Associate, Financial Sponsors Investment Banking at Merrill Lynch. Business Analyst at McKinsey & Co.

            Education: BS (Industrial Engineering Wilson Medal Scholar)
            - University of Toronto; MBA (Financial Management) - MIT/Sloan

            Private Industry Coverage: Generalist

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            [PHOTO]

            Vishal Saluja

            Managing Director (California)

            Joined Seligman: 2000

            Investment/Industry Experience: 12 years

            Prior Experience: Vice President, focusing on late-stage venture capital technology investments, Franklin Templeton Group. Engagement Manager focusing on financial services industry at McKinsey & Co.

            Education: BS (Finance) summa cum laude / BAS (Applied Science) - University of Pennsylvania/Wharton and School of Engineering; MBA - Stanford

            Private Industry Coverage: Networking, Wireline Equipment

            Public Industry Coverage: Electronic Design Software, Semiconductors (Communications ICs), Medical Devices, Diagnostics, Life Science Tools


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SELIGMAN NEW TECHNOLOGIES FUND II
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            [PHOTO]

            Ajay Diwan

            Senior Vice President (California)

            Joined Seligman: 2001

            Investment Experience: 14 years

            Prior Experience: Senior analyst covering data networking, optical, and wireless industries at Goldman Sachs; analyst covering data networking at PaineWebber.

            Education: BS (Electrical Engineering and Applied Physics) - Case Western Reserve; MBA (Finance) - Columbia

            Private Industry Coverage: Networking, Wireline Equipment, Data Storage

            Public Industry Coverage: Networking, Wireless and Wireline Equipment, Data Storage, IT Services/ Data Processing

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            [PHOTO]

            Sangeeth Peruri

            Vice President (California)

            Joined Seligman: 2000

            Investment Experience: 4 years

            Prior Experience: Analyst, Technology Investment Banking group at Morgan Stanley.

            Education: BA (Economics) Phi Beta Kappa - Brown. Rotary Scholarship, Henry Martyn Institute in Hyderabad, India.

            Private Industry Coverage: Semiconductors, Computers and Peripherals, Networking, Wireline Equipment

            Public Industry Coverage: Semiconductors, Connectors, Electronic Distribution, Contract Manufacturing Services


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